SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 9, 2015
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NETFLIX, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Winchester Circle
Los Gatos, CA
95032
(Address of principal executive offices)
(Zip Code)
(408) 540-3700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 9, 2015, Netflix, Inc. (the “Company”) held its annual meeting of stockholders in Los Gatos, California (“Annual Meeting”). As of April 10, 2015, the Company’s record date, there were a total of 60,623,249 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 55,443,237 shares of common stock were represented in person or by proxy and, therefore, a quorum was present.
The stockholders of the Company voted on the following items at the Annual Meeting:

1.	The election of three Class I directors to hold office until the 2018 Annual Meeting of Stockholders;

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015;

3.	Advisory approval of the Company’s executive officer compensation;

4.	The approval of the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of common stock;

5.	A stockholder proposal to adopt a proxy access bylaw;

6.	A stockholder proposal to amend the voting requirements in the Company's charter and bylaws; and

7.	A stockholder proposal to reorganize the Board of Directors into a single class subject to election each year.

For more information about the foregoing proposals, see the Company's definitive proxy statement dated April 27, 2015.
The number of votes cast, as applicable, for, against and withheld, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:
1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Richard N. Barton	22,963,408	25,270,857	7,208,869

Nominee	For	Withheld	Broker Non-Votes
Bradford L. Smith	47,832,286	401,979	7,208,869

Nominee	For	Withheld	Broker Non-Votes
Anne M. Sweeney	47,835,131	399,134	7,208,869
Based on the votes set forth above, the director nominees were duly elected.

2. The Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Year Ending December 31, 2015
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 received the following votes:

For	Against	Abstain	Broker Non-Votes
54,457,922	211,460	773,855	—
Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 was duly ratified.
3. Advisory Approval of the Company's Executive Officer Compensation
The proposal to receive a non-binding advisory vote on executive compensation received the following votes:

For	Against	Abstain	Broker Non-Votes
47,074,806	1,033,322	126,240	7,208,869
Based on the votes set forth above, the stockholders advised that they were in favor of the named executive officer compensation set forth in the proxy statement.
4. The Approval of the Amendment to the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock
The proposal to approve the Company's Amendment to its Certificate of Incorporation to increase the number of authorized shares of common stock received the following votes:

For	Against	Abstain	Broker Non-Votes
33,205,040	22,066,223	171,974	—
Based on the votes set forth above, the Company's Amendment to its Certificate of Incorporation to increase the number of authorized shares of common stock was duly approved.
5. Stockholder Proposal to Adopt a Proxy Access Bylaw
The non-binding proposal from a stockholder to adopt a proxy access bylaw received the following votes:

For	Against	Abstain	Broker Non-Votes
34,110,915	13,954,205	169,248	7,208,869
Based on the votes set forth above, the non-binding proposal from a stockholder to adopt a proxy access bylaw was duly approved.

6. Stockholder Proposal Regarding Simple Majority Vote
The non-binding proposal from a stockholder to amend the voting requirements in the Company's charter and bylaws received the following votes:

For	Against	Abstain	Broker Non-Votes
38,779,804	9,312,180	142,384	7,208,869
Based on the votes set forth above, the non-binding proposal from a stockholder to amend the voting requirements in the Company's charter and bylaws was duly approved.
7. Stockholder Proposal to Reorganize the Board of Directors into a Single Class Subject to Election Each Year
The non-binding proposal from a stockholder to reorganize the Board of Directors into a single class subject to election each year received the following votes:

For	Against	Abstain	Broker Non-Votes
38,377,565	9,718,148	138,655	7,208,869
Based on the votes set forth above, the non-binding proposal from a stockholder to reorganize the Board of Directors into a single class subject to election each year was duly approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

Date: June 10, 2015

/s/ David Hyman
David Hyman
General Counsel and Secretary